Exhibit 99.2

Arthur J. Gallagher & Co.

Supplemental Quarterly Financial Information

1st Quarter Ended March 31, 2011

Arthur J. Gallagher & Co.

Supplemental Quarterly Financial Information

1st Quarter Ended March 31, 2011

Index	Page

Information on Non-GAAP Measures	1

Brokerage Segment	2 - 5

Risk Management Segment	6 - 9

Combined Brokerage & Risk Management	10 -13

Corporate Segment	14

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Index

Arthur J. Gallagher & Co.

Information Regarding Non-GAAP Measures

1st Quarter Ended March 31, 2011

In addition to reporting financial results in accordance with GAAP, these spreadsheets provide information regarding EBITDAC, EBITDAC margin, Adjusted EBITDAC, Adjusted EBITDAC margin, Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments, organic change in commission, fee and supplemental commission revenues, adjusted revenues, expenses and earnings from continuing operations, adjusted compensation expense ratio and adjusted operating expense ratio. These measures are not in accordance with, or an alternative to, the GAAP information provided herein. Gallagher’s management believes that these presentations provide useful information to management, analysts and investors regarding financial and business trends relating to Gallagher’s results of operations and financial condition. Gallagher’s industry peers provide similar supplemental non-GAAP information, although they may not use the same or comparable terminology and may not make identical adjustments. The non-GAAP information provided by Gallagher should be used in addition to, but not as a substitute for, the GAAP information provided.

Adjusted presentation - Gallagher believes that the adjusted presentation of 2008, 2009, 2010 and 2011 statements of earnings, presented on the following pages, provides stockholders and other interested persons with useful information regarding certain financial metrics of Gallagher’s Brokerage and Risk Management segments that will assist such persons in analyzing Gallagher’s operating results as they develop a future earnings outlook for Gallagher. The after tax amounts related to the adjustments were computed using the effective tax rate for each respective period.

•

Adjusted revenues, expenses and earnings from continuing operations - Gallagher defines these measures as revenues, expenses and earnings from continuing operations, respectively, each adjusted to exclude gains realized from sales of books of business and supplemental commission timing amounts, workforce related charges, lease termination related charges and litigation settlement amounts, as applicable.

•

Adjusted ratios - Compensation expense ratio, and operating expense ratio are defined as adjusted compensation expense and adjusted operating expense, respectively, each divided by adjusted revenues from continuing operations.

Earnings Measures - Gallagher believes that each of EBITDAC, EBITDAC margin, Adjusted EBITDAC, Adjusted EBITDAC margin, and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments, as defined below, provide a meaningful representation of its operating performance. Gallagher considers EBITDAC and EBITDAC margin as a way to measure financial performance on an ongoing basis. Adjusted EBITDAC, Adjusted EBITDAC margin and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments are meant to reflect the true operating performance of Gallagher’s brokerage business; consequently, they exclude items that could be considered “non-operating” or “non-core” in nature.

•	EBITDAC - Gallagher defines this measure as earnings from continuing operations before interest, income taxes, depreciation, amortization and the change in estimated acquisition earnout payables.

•	EBITDAC margin - Gallagher defines this measure as EBITDAC divided by total revenues.

•

Adjusted EBITDAC - Gallagher defines this measure as EBITDAC adjusted to exclude gains realized from sales of books of business, supplemental commission timing amounts, workforce related charges, lease termination related charges and litigation settlement amounts.

•	Adjusted EBITDAC margin - Gallagher defines this measure as Adjusted EBITDAC divided by adjusted revenues.

•

Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments - Gallagher defines this measure as earnings from continuing operations adjusted to exclude the after-tax impact of gains realized from sales of books of business, workforce related charges, lease termination related charges, litigation settlement amounts and the change in estimated acquisition earnout payables, divided by diluted weighted average shares outstanding.

Organic Revenues - Organic change in commission, fee and supplemental commission revenues (change in organic revenues) in excludes the first twelve months of net commission, fee and supplemental commission revenues generated from acquisitions accounted for as purchases and the net commission and fee revenues related to operations disposed of in each year presented. These commissions and fees are excluded from organic revenues in order to determine the change in organic revenues that is associated with the operations that were a part of Gallagher in both the current and prior year. In addition, change in organic revenues exclude the impact of contingent commission revenues and the period-over-period impact of foreign currency translation. The amounts excluded with respect to foreign currency translation are calculated by applying current period foreign exchange rates to the same periods in prior years.

These revenue items are excluded from organic revenues in order to determine a comparable measurement of revenue growth that is associated with the revenue sources that will be continuing in future periods. Gallagher has historically viewed change in organic revenues as an important indicator when assessing and evaluating the performance of its Brokerage and Risk Management segments. Gallagher also believes that using this measure allows financial statement users to measure, analyze and compare the growth from its Brokerage and Risk Management segments in a meaningful and consistent manner.

Reconciliation of Non-GAAP Information Presented to GAAP Measure - These spreadsheets include tabular reconciliations to the most comparable GAAP measures for adjusted revenues, expenses and earnings from continuing operations, EBITDAC, Adjusted EBITDAC, Adjusted EBITDAC margin and Diluted Net Earnings Per Share (As Adjusted) for the Brokerage and Risk Management segments. For organic change in commission, fee and supplemental commission revenues for the Brokerage and Risk Management segments, please see reconciliations in Gallagher’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and in its 2011 and 2010 quarterly reports on Form 10-Q.

Information on Non-GAAP Measures

Arthur J. Gallagher & Co.

Brokerage Segment Statement of Earnings - As Reported

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE SEGMENT	2008 Reported					2009 Reported					2010 Reported					2011 Reported
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Commissions	$183.4	$232.6	$226.8	$211.4	$854.2	$198.0	$249.7	$237.0	$228.2	$912.9	$204.2	$257.0	$251.9	$244.2	$957.3	$225.7
Fees	50.4	63.5	66.0	70.3	250.2	54.8	73.9	75.8	77.6	282.1	54.9	68.5	74.8	76.7	274.9	59.1
Supplemental commissions	6.4	3.3	5.1	5.6	20.4	15.7	5.8	4.5	11.4	37.4	27.9	10.6	10.2	12.1	60.8	13.5
Contingent commissions	11.5	5.0	7.2	1.6	25.3	13.8	6.0	5.8	2.0	27.6	15.5	8.7	9.5	3.1	36.8	16.8
Investment income and realized book gains	6.3	7.8	9.3	14.3	37.7	7.2	4.7	2.7	1.6	16.2	1.9	2.2	4.9	1.8	10.8	2.3

Revenues	258.0	312.2	314.4	303.2	1,187.8	289.5	340.1	325.8	320.8	1,276.2	304.4	347.0	351.3	337.9	1,340.6	317.4

Compensation	167.1	175.8	179.6	184.9	707.4	182.3	199.5	190.3	206.6	778.7	191.5	206.7	205.0	213.9	817.1	210.0
Operating	58.7	56.0	60.5	72.2	247.4	51.1	51.1	54.5	61.3	218.0	53.3	57.0	57.1	56.2	223.6	57.0
Depreciation	3.9	4.7	4.7	4.9	18.2	4.7	4.7	4.7	4.7	18.8	4.6	4.9	5.1	4.9	19.5	4.7
Amortization	8.8	10.1	10.1	14.2	43.2	12.2	13.9	13.7	14.5	54.3	13.7	16.5	14.4	15.2	59.8	15.8
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.9	(0.9)	(3.9)	0.3	(2.6)	0.8

Expenses	238.5	246.6	254.9	276.2	1,016.2	250.3	270.6	264.4	288.6	1,073.9	265.0	284.2	277.7	290.5	1,117.4	288.3

Earnings from continuing operations before income taxes	19.5	65.6	59.5	27.0	171.6	39.2	69.5	61.4	32.2	202.3	39.4	62.8	73.6	47.4	223.2	29.1
Provision for income taxes	7.6	26.4	23.4	10.0	67.4	15.1	28.0	24.5	11.0	78.6	15.9	25.4	29.4	17.0	87.7	11.4

Earnings from continuing operations	$11.9	$39.2	$36.1	$17.0	$104.2	$24.1	$41.5	$36.9	$21.2	$123.7	$23.5	$37.4	$44.2	$30.4	$135.5	$17.7

Diluted earnings from continuing operations per share	$0.13	$0.42	$0.38	$0.18	$1.11	$0.25	$0.41	$0.36	$0.21	$1.23	$0.23	$0.36	$0.42	$0.28	$1.29	$0.16
Change in diluted earnings from continuing ops per share	30%	11%	9%	-44%	-3%	92%	-2%	-5%	17%	11%	-8%	-12%	17%	33%	5%	-30%
Change in revenues	11%	6%	8%	2%	7%	12%	9%	4%	6%	7%	5%	2%	8%	5%	5%	4%
Organic change in commissions and fees	0%	-1%	0%	-5%	-2%	-4%	-2%	-5%	-1%	-3%	-5%	-3%	0%	0%	-2%	2%
Compensation expense ratio	65%	56%	57%	61%	60%	63%	59%	58%	64%	61%	63%	60%	58%	63%	61%	66%
Operating expense ratio	23%	18%	19%	24%	21%	18%	15%	17%	19%	17%	18%	16%	16%	17%	17%	18%
Effective tax rate	39%	40%	39%	37%	39%	39%	40%	40%	34%	39%	40%	40%	40%	36%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	93,545	94,556	95,900	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648	105,736	107,327	105,099	110,315
Common shares issued for acquisitions and earnouts (000s)	280	203	1,061	1,279	2,823	3,650	833	463	632	5,578	521	1,011	679	1,937	4,148	902
Number of acquisitions closed	11	9	8	9	37	3	6	2	4	15	3	5	4	6	18	4
Annualized revenues acquired (in millions)	$31.0	$26.5	$41.5	$66.6	$165.6	$69.7	$11.1	$2.9	$14.8	$98.5	$5.6	$38.6	$12.5	$38.4	$95.1	$27.2
Headcount (000’s)	5,277	5,282	5,461	5,748		5,914	6,076	5,965	5,890		5,857	6,186	6,068	6,275		6,324

EBITDAC
Earnings from continuing operations	$11.9	$39.2	$36.1	$17.0	$104.2	$24.1	$41.5	$36.9	$21.2	$123.7	$23.5	$37.4	$44.2	$30.4	$135.5	$17.7
Provision for income taxes	7.6	26.4	23.4	10.0	67.4	15.1	28.0	24.5	11.0	78.6	15.9	25.4	29.4	17.0	87.7	11.4
Depreciation	3.9	4.7	4.7	4.9	18.2	4.7	4.7	4.7	4.7	18.8	4.6	4.9	5.1	4.9	19.5	4.7
Amortization	8.8	10.1	10.1	14.2	43.2	12.2	13.9	13.7	14.5	54.3	13.7	16.5	14.4	15.2	59.8	15.8
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.9	(0.9)	(3.9)	0.3	(2.6)	0.8

EBITDAC	$32.2	$80.4	$74.3	$46.1	$233.0	$56.1	$89.5	$81.0	$52.9	$279.5	$59.6	$83.3	$89.2	$67.8	$299.9	$50.4

EBITDAC margin (3)	12%	26%	24%	15%	20%	19%	26%	25%	16%	22%	20%	24%	25%	20%	22%	16%
EBITDAC growth (decline)	13%	11%	11%	-24%	2%	74%	11%	9%	15%	20%	6%	-7%	10%	28%	7%	-15%

Brokerage - As Reported

Arthur J. Gallagher & Co.

Non-GAAP Adjustments to Brokerage Segment Statement of Earnings

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE SEGMENT	2008 Adjustments					2009 Adjustments					2010 Adjustments					2011 Adjust- ments
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Commissions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplemental commissions (1)	(1.6)	3.0	2.4	2.3	6.1	(8.2)	4.4	5.3	(0.1)	1.4	(14.7)	—	—	—	(14.7)	—
Contingent commissions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Investment income and realized book gains (2)	(1.7)	(3.5)	(5.7)	(12.9)	(23.8)	(6.1)	(3.3)	(1.7)	(0.5)	(11.6)	(0.9)	(0.6)	(3.8)	(0.6)	(5.9)	(1.1)

Revenues	(3.3)	(0.5)	(3.3)	(10.6)	(17.7)	(14.3)	1.1	3.6	(0.6)	(10.2)	(15.6)	(0.6)	(3.8)	(0.6)	(20.6)	(1.1)

Compensation (3)	(0.1)	(0.9)	—	(2.9)	(3.9)	(0.1)	(0.6)	(0.8)	(4.0)	(5.5)	(0.4)	(3.2)	(1.2)	(1.5)	(6.3)	(1.5)
Operating (4)	—	—	(1.3)	(2.3)	(3.6)	—	(0.3)	(0.8)	(2.5)	(3.6)	(0.1)	(4.0)	—	—	(4.1)	—
Depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	(2.7)	(2.7)	—	—	—	—	—	—	(2.3)	—	—	(2.3)	—
Change in estimated acquisition earnout payables (5)	—	—	—	—	—	—	—	—	—	—	(0.5)	2.5	5.6	1.2	8.8	1.2

Expenses	(0.1)	(0.9)	(1.3)	(7.9)	(10.2)	(0.1)	(0.9)	(1.6)	(6.5)	(9.1)	(1.0)	(7.0)	4.4	(0.3)	(3.9)	(0.3)

Earnings from continuing operations before income taxes	(3.2)	0.4	(2.0)	(2.7)	(7.5)	(14.2)	2.0	5.2	5.9	(1.1)	(14.6)	6.4	(8.2)	(0.3)	(16.7)	(0.8)
Provision for income taxes	(1.2)	0.2	(0.8)	(1.0)	(2.8)	(5.5)	0.8	2.1	2.0	(0.6)	(5.9)	2.6	(3.3)	(0.1)	(6.7)	(0.3)

Earnings from continuing operations	$(2.0)	$0.2	$(1.2)	$(1.7)	$(4.7)	$(8.7)	$1.2	$3.1	$3.9	$(0.5)	$(8.7)	$3.8	$(4.9)	$(0.2)	$(10.0)	$(0.5)

Diluted earnings from continuing operations per share	$(0.02)	$—	$(0.01)	$(0.02)	$(0.05)	$(0.09)	$0.01	$0.03	$0.04	$(0.01)	$(0.09)	$0.04	$(0.05)	$—	$(0.10)	$—
EBITDAC
Earnings from continuing operations	$(2.0)	$0.2	$(1.2)	$(1.7)	$(4.7)	$(8.7)	$1.2	$3.1	$3.9	$(0.5)	$(8.7)	$3.8	$(4.9)	$(0.2)	$(10.0)	$(0.5)
Provision for income taxes	(1.2)	0.2	(0.8)	(1.0)	(2.8)	(5.5)	0.8	2.1	2.0	(0.6)	(5.9)	2.6	(3.3)	(0.1)	(6.7)	(0.3)
Depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	(2.7)	(2.7)	—	—	—	—	—	—	(2.3)	—	—	(2.3)	—
Change in estimated acquisition earnout payables	—	—	—	—	—	—	—	—	—	—	(0.5)	2.5	5.6	1.2	8.8	1.2

EBITDAC	$(3.2)	$0.4	$(2.0)	$(5.4)	$(10.2)	$(14.2)	$2.0	$5.2	$5.9	$(1.1)	$(15.1)	$6.6	$(2.6)	$0.9	$(10.2)	$0.4

(1)	As previously disclosed, many insurance carriers now provide sufficient information for Gallagher to recognize supplemental commission revenues on a quarterly basis for a majority of its 2011 and 2010 supplemental commission arrangements. However, in 2009 and prior years, most carriers only provided this information on an annual basis after the end of the contract period. Accordingly, the 2010 amounts reported in the table include both a full year of 2009 supplemental commission revenues and 2010 supplemental commission revenues that were recognized by Gallagher on a quarterly basis. This situation should not occur again in 2011 and later years as Gallagher anticipates that most of the carriers will continue to provide information on a quarterly basis sufficient to allow recognition of revenues in a similar manner in future quarters.
(2)	To remove realized gains from sales of books of business.
(3)	To eliminate severance charges.
(4)	To eliminate lease termination and abandonment charges.
(5)	To remove adjustments to the estimated acquisition earnout payables.

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Brokerage - Adjustments

Arthur J. Gallagher & Co.

Non-GAAP Brokerage Segment Statement of Earnings - As Adjusted

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE SEGMENT	2008 Adjusted					2009 Adjusted					2010 Adjusted					2011 Adjusted
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Commissions	$183.4	$232.6	$226.8	$211.4	$854.2	$198.0	$249.7	$237.0	$228.2	$912.9	$204.2	$257.0	$251.9	$244.2	$957.3	$225.7
Fees	50.4	63.5	66.0	70.3	250.2	54.8	73.9	75.8	77.6	282.1	54.9	68.5	74.8	76.7	274.9	59.1
Supplemental commissions	4.8	6.3	7.5	7.9	26.5	7.5	10.2	9.8	11.3	38.8	13.2	10.6	10.2	12.1	46.1	13.5
Contingent commissions	11.5	5.0	7.2	1.6	25.3	13.8	6.0	5.8	2.0	27.6	15.5	8.7	9.5	3.1	36.8	16.8
Investment income and realized book gains	4.6	4.3	3.6	1.4	13.9	1.1	1.4	1.0	1.1	4.6	1.0	1.6	1.1	1.2	4.9	1.2

Revenues	254.7	311.7	311.1	292.6	1,170.1	275.2	341.2	329.4	320.2	1,266.0	288.8	346.4	347.5	337.3	1,320.0	316.3

Compensation	167.0	174.9	179.6	182.0	703.5	182.2	198.9	189.5	202.6	773.2	191.1	203.5	203.8	212.4	810.8	208.5
Operating	58.7	56.0	59.2	69.9	243.8	51.1	50.8	53.7	58.8	214.4	53.2	53.0	57.1	56.2	219.5	57.0
Depreciation	3.9	4.7	4.7	4.9	18.2	4.7	4.7	4.7	4.7	18.8	4.6	4.9	5.1	4.9	19.5	4.7
Amortization	8.8	10.1	10.1	11.5	40.5	12.2	13.9	13.7	14.5	54.3	13.7	14.2	14.4	15.2	57.5	15.8
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.4	1.6	1.7	1.5	6.2	2.0

Expenses	238.4	245.7	253.6	268.3	1,006.0	250.2	269.7	262.8	282.1	1,064.8	264.0	277.2	282.1	290.2	1,113.5	288.0

Earnings from continuing operations before income taxes	16.3	66.0	57.5	24.3	164.1	25.0	71.5	66.6	38.1	201.2	24.8	69.2	65.4	47.1	206.5	28.3
Provision for income taxes	6.4	26.6	22.6	9.0	64.6	9.6	28.8	26.6	13.0	78.0	10.0	28.0	26.1	16.9	81.0	11.1

Earnings from continuing operations	$9.9	$39.4	$34.9	$15.3	$99.5	$15.4	$42.7	$40.0	$25.1	$123.2	$14.8	$41.2	$39.3	$30.2	$125.5	$17.2

Diluted earnings from continuing operations per share	$0.11	$0.42	$0.37	$0.16	$1.06	$0.16	$0.42	$0.39	$0.25	$1.22	$0.14	$0.39	$0.37	$0.28	$1.19	$0.16
Change in diluted earnings from continuing ops per share	10%	14%	3%	-47%	-6%	45%	0%	5%	56%	15%	-13%	-7%	-5%	12%	-2%	14%
Change in revenues	9%	6%	7%	-1%	5%	8%	9%	6%	9%	8%	5%	2%	5%	5%	4%	10%
Organic change in commissions and fees	0%	-1%	0%	-5%	-2%	-4%	-2%	-5%	-1%	-3%	-5%	-3%	0%	0%	-2%	2%
Compensation expense ratio	66%	56%	58%	62%	60%	66%	58%	58%	63%	61%	66%	59%	59%	63%	61%	66%
Operating expense ratio	23%	18%	19%	24%	21%	19%	15%	16%	18%	17%	18%	15%	16%	17%	17%	18%
Effective tax rate	39%	40%	39%	37%	39%	38%	40%	40%	34%	39%	40%	40%	40%	36%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	93,545	94,556	95,900	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648	105,736	107,327	105,099	110,315
Common shares issued for acquisitions and earnouts (000s)	280	203	1,061	1,279	2,823	3,650	833	463	632	5,578	521	1,011	679	1,937	4,148	902
Number of acquisitions closed	11	9	8	9	37	3	6	2	4	15	3	5	4	6	18	4
Annualized revenues acquired (in millions)	$31.0	$26.5	$41.5	$66.6	$165.6	$69.7	$11.1	$2.9	$14.8	$98.5	$5.6	$38.6	$12.5	$38.4	$95.1	$27.2
Headcount (000’s)	5,277	5,282	5,461	5,748		5,914	6,076	5,965	5,890		5,857	6,186	6,068	6,275		6,324

EBITDAC
Earnings from continuing operations	$9.9	$39.4	$34.9	$15.3	$99.5	$15.4	$42.7	$40.0	$25.1	$123.2	$14.8	$41.2	$39.3	$30.2	$125.5	$17.2
Provision for income taxes	6.4	26.6	22.6	9.0	64.6	9.6	28.8	26.6	13.0	78.0	10.0	28.0	26.1	16.9	81.0	11.1
Depreciation	3.9	4.7	4.7	4.9	18.2	4.7	4.7	4.7	4.7	18.8	4.6	4.9	5.1	4.9	19.5	4.7
Amortization	8.8	10.1	10.1	11.5	40.5	12.2	13.9	13.7	14.5	54.3	13.7	14.2	14.4	15.2	57.5	15.8
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.4	1.6	1.7	1.5	6.2	2.0

EBITDAC	$29.0	$80.8	$72.3	$40.7	$222.8	$41.9	$91.5	$86.2	$58.8	$278.4	$44.5	$89.9	$86.6	$68.7	$289.7	$50.8

EBITDAC margin (3)	11%	26%	23%	14%	19%	15%	27%	26%	18%	22%	15%	26%	25%	20%	22%	16%
EBITDAC growth (decline)	6%	13%	5%	-28%	0%	44%	13%	19%	44%	25%	6%	-2%	0%	17%	4%	14%

Note: This page is the result of subtracting the Adjustments Page 3 from As Reported on Page 2.

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Brokerage - Adjusted

Arthur J. Gallagher & Co.

Non-GAAP Brokerage Segment Statement of Earnings - As Adjusted

Quarter over Quarter - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE SEGMENT	Q1 Adjusted				Q2 Adjusted			Q3 Adjusted			Q4 Adjusted			Full Year Adjusted
Statement of Earnings	2008	2009	2010	2011	2008	2009	2010	2008	2009	2010	2008	2009	2010	2008	2009	2010
Commissions	$183.4	$198.0	$204.2	$225.7	$232.6	$249.7	$257.0	$226.8	$237.0	$251.9	$211.4	$228.2	$244.2	$854.2	$912.9	$957.3
Fees	50.4	54.8	54.9	59.1	63.5	73.9	68.5	66.0	75.8	74.8	70.3	77.6	76.7	250.2	282.1	274.9
Supplemental commissions	4.8	7.5	13.2	13.5	6.3	10.2	10.6	7.5	9.8	10.2	7.9	11.3	12.1	26.5	38.8	46.1
Contingent commissions	11.5	13.8	15.5	16.8	5.0	6.0	8.7	7.2	5.8	9.5	1.6	2.0	3.1	25.3	27.6	36.8
Investment income	4.6	1.1	1.0	1.2	4.3	1.4	1.6	3.6	1.0	1.1	1.4	1.1	1.2	13.9	4.6	4.9

Revenues	254.7	275.2	288.8	316.3	311.7	341.2	346.4	311.1	329.4	347.5	292.6	320.2	337.3	1,170.1	1,266.0	1,320.0

Compensation	167.0	182.2	191.1	208.5	174.9	198.9	203.5	179.6	189.5	203.8	182.0	202.6	212.4	703.5	773.2	810.8
Operating	58.7	51.1	53.2	57.0	56.0	50.8	53.0	59.2	53.7	57.1	69.9	58.8	56.2	243.8	214.4	219.5
Depreciation	3.9	4.7	4.6	4.7	4.7	4.7	4.9	4.7	4.7	5.1	4.9	4.7	4.9	18.2	18.8	19.5
Amortization	8.8	12.2	13.7	15.8	10.1	13.9	14.2	10.1	13.7	14.4	11.5	14.5	15.2	40.5	54.3	57.5
Change in estimated acquisition earnout payables	—	—	1.4	2.0	—	1.4	1.6	—	1.2	1.7	—	1.5	1.5	—	4.1	6.2

Expenses	238.4	250.2	264.0	288.0	245.7	269.7	277.2	253.6	262.8	282.1	268.3	282.1	290.2	1,006.0	1,064.8	1,113.5

Earnings from continuing operations before income taxes	16.3	25.0	24.8	28.3	66.0	71.5	69.2	57.5	66.6	65.4	24.3	38.1	47.1	164.1	201.2	206.5
Provision for income taxes	6.4	9.6	10.0	11.1	26.6	28.8	28.0	22.6	26.6	26.1	9.0	13.0	16.9	64.6	78.0	81.0

Earnings from continuing operations	$9.9	$15.4	$14.8	$17.2	$39.4	$42.7	$41.2	$34.9	$40.0	$39.3	$15.3	$25.1	$30.2	$99.5	$123.2	$125.5

Diluted earnings from continuing operations per share	$0.11	$0.16	$0.14	$0.16	$0.42	$0.42	$0.39	$0.37	$0.39	$0.37	$0.16	$0.25	$0.28	$1.06	$1.22	$1.19
Change in diluted earnings from continuing ops per share	10%	45%	-13%	14%	14%	0%	-7%	3%	5%	-5%	-47%	56%	12%	-6%	15%	-2%
Change in revenues	9%	8%	5%	10%	6%	9%	2%	7%	6%	5%	-1%	9%	5%	5%	8%	4%
Organic change in commissions and fees	0%	-4%	-5%	2%	-1%	-2%	-3%	0%	-5%	0%	-5%	-1%	0%	-2%	-3%	-2%
Compensation expense ratio	66%	66%	66%	66%	56%	58%	59%	58%	58%	59%	62%	63%	63%	60%	61%	61%
Operating expense ratio	23%	19%	18%	18%	18%	15%	15%	19%	16%	16%	24%	18%	17%	21%	17%	17%
Effective tax rate	39%	38%	40%	39%	40%	40%	40%	39%	40%	40%	37%	34%	36%	39%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	98,084	102,936	110,315	93,545	100,717	104,648	94,556	101,550	105,736	95,900	102,213	107,327	94,179	100,625	105,099
Headcount (000’s)	5,277	5,914	5,857	6,324	5,282	6,076	6,186	5,461	5,965	6,068	5,748	5,890	6,275	—	—	—

EBITDAC

Earnings from continuing operations	$9.9	$15.4	$14.8	$17.2	$39.4	$42.7	$41.2	$34.9	$40.0	$39.3	$15.3	$25.1	$30.2	$99.5	$123.2	$125.5
Provision for income taxes	6.4	9.6	10.0	11.1	26.6	28.8	28.0	22.6	26.6	26.1	9.0	13.0	16.9	64.6	78.0	81.0
Depreciation	3.9	4.7	4.6	4.7	4.7	4.7	4.9	4.7	4.7	5.1	4.9	4.7	4.9	18.2	18.8	19.5
Amortization	8.8	12.2	13.7	15.8	10.1	13.9	14.2	10.1	13.7	14.4	11.5	14.5	15.2	40.5	54.3	57.5
Change in estimated acquisition earnout payables	—	—	1.4	2.0	—	1.4	1.6	—	1.2	1.7	—	1.5	1.5	—	4.1	6.2

EBITDAC	$29.0	$41.9	$44.5	$50.8	$80.8	$91.5	$89.9	$72.3	$86.2	$86.6	$40.7	$58.8	$68.7	$222.8	$278.4	$289.7

EBITDAC margin	11%	15%	15%	16%	26%	27%	26%	23%	26%	25%	14%	18%	20%	19%	22%	22%
EBITDAC growth (decline)	6%	44%	6%	14%	13%	13%	-2%	5%	19%	0%	-28%	44%	17%	0%	25%	4%

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Brokerage Adjusted - Quarter over Quarter

Arthur J. Gallagher & Co.

Risk Management Segment Statement of Earnings - As Reported

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

RISK MANAGEMENT SEGMENT	2008 Reported					2009 Reported					2010 Reported					2011 Reported
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Fees	$115.1	$114.1	$117.6	$114.3	$461.1	$111.8	$113.0	$113.1	$113.8	$451.7	$110.1	$110.9	$110.9	$128.2	$460.1	$129.9
Investment income	1.1	1.1	1.0	0.6	3.8	0.4	0.3	0.4	0.4	1.5	0.4	0.5	0.5	0.6	2.0	0.7

Revenues	116.2	115.2	118.6	114.9	464.9	112.2	113.3	113.5	114.2	453.2	110.5	111.4	111.4	128.8	462.1	130.6

Compensation	70.1	70.4	70.4	69.7	280.6	68.1	69.9	69.9	74.4	282.3	67.7	66.7	72.5	81.1	288.0	82.7
Operating	29.2	29.2	33.8	34.1	126.3	26.6	27.0	26.2	30.1	109.9	24.2	28.2	24.9	31.8	109.1	32.7
Depreciation	3.0	3.2	3.2	2.2	11.6	3.0	2.8	3.0	2.9	11.7	3.0	3.0	3.1	3.3	12.4	3.3
Amortization	0.1	0.2	0.1	0.1	0.5	0.2	0.2	0.1	0.2	0.7	0.2	0.1	0.1	0.6	1.0	0.6

Expenses	102.4	103.0	107.5	106.1	419.0	97.9	99.9	99.2	107.6	404.6	95.1	98.0	100.6	116.8	410.5	119.3

Earnings from continuing operations before income taxes	13.8	12.2	11.1	8.8	45.9	14.3	13.4	14.3	6.6	48.6	15.4	13.4	10.8	12.0	51.6	11.3
Provision for income taxes	5.3	4.8	4.1	3.5	17.7	5.6	5.5	5.6	1.2	17.9	6.2	5.3	4.4	4.4	20.3	4.4

Earnings from continuing operations	$8.5	$7.4	$7.0	$5.3	$28.2	$8.7	$7.9	$8.7	$5.4	$30.7	$9.2	$8.1	$6.4	$7.6	$31.3	$6.9

Diluted earnings from continuing operations per share	$0.09	$0.08	$0.08	$0.05	$0.30	$0.09	$0.08	$0.09	$0.05	$0.31	$0.09	$0.08	$0.06	$0.07	$0.30	$0.06
Change in diluted earnings from continuing ops per share	-10%	0%	-20%	-62%	-27%	0%	0%	13%	0%	3%	0%	0%	-33%	40%	-3%	-33%
Change in revenues	9%	7%	8%	-3%	5%	-3%	-2%	-4%	-1%	-3%	-2%	-2%	-2%	13%	2%	18%
Organic change in commissions and fees	7%	5%	8%	2%	5%	1%	2%	-3%	-4%	-1%	-5%	-3%	-3%	0%	-3%	6%
Compensation expense ratio	60%	61%	59%	61%	60%	61%	62%	62%	65%	62%	61%	60%	65%	63%	62%	63%
Operating expense ratio	25%	25%	29%	30%	27%	24%	24%	23%	26%	24%	22%	25%	22%	25%	24%	25%
Effective tax rate	38%	39%	37%	40%	39%	39%	41%	39%	18%	37%	40%	40%	41%	37%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	93,545	94,556	95,900	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648	105,736	107,327	105,099	110,315
Headcount (000’s)	3,848	3,892	3,903	3,901		3,865	3,862	3,835	3,741		3,637	3,605	3,660	4,227		4,281
EBITDAC
Earnings from continuing operations	$8.5	$7.4	$7.0	$5.3	$28.2	$8.7	$7.9	$8.7	$5.4	$30.7	$9.2	$8.1	$6.4	$7.6	$31.3	$6.9
Provision for income taxes	5.3	4.8	4.1	3.5	17.7	5.6	5.5	5.6	1.2	17.9	6.2	5.3	4.4	4.4	20.3	4.4
Depreciation	3.0	3.2	3.2	2.2	11.6	3.0	2.8	3.0	2.9	11.7	3.0	3.0	3.1	3.3	12.4	3.3
Amortization	0.1	0.2	0.1	0.1	0.5	0.2	0.2	0.1	0.2	0.7	0.2	0.1	0.1	0.6	1.0	0.6

EBITDAC	$16.9	$15.6	$14.4	$11.1	$58.0	$17.5	$16.4	$17.4	$9.7	$61.0	$18.6	$16.5	$14.0	$15.9	$65.0	$15.2

EBITDAC margin (3)	15%	14%	12%	10%	12%	16%	14%	15%	8%	13%	17%	15%	13%	12%	14%	12%
EBITDAC growth (decline)	-14%	-7%	-22%	-47%	-23%	4%	5%	21%	-13%	5%	6%	1%	-20%	64%	7%	-18%

Risk Management - As Reported

Arthur J. Gallagher & Co.

Non-GAAP Adjustments to Risk Management Segment Statement of Earnings

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

RISK MANAGEMENT SEGMENT	2008 Adjustments					2009 Adjustments					2010 Adjustments					2011 Adjust- ments
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Fees	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment income	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Revenues	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Compensation (1)	—	—	—	—	—	(0.3)	—	—	(6.2)	(6.5)	—	(0.2)	(3.6)	(2.9)	(6.7)	(4.0)
Operating (2)	—	—	—	(0.6)	(0.6)	(0.6)	—	—	(0.7)	(1.3)	—	(0.2)	0.7	(0.8)	(0.3)	(1.3)
Depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Expenses	—	—	—	(0.6)	(0.6)	(0.9)	—	—	(6.9)	(7.8)	—	(0.4)	(2.9)	(3.7)	(7.0)	(5.3)

Earnings from continuing operations before income taxes	—	—	—	0.6	0.6	0.9	—	—	6.9	7.8	—	0.4	2.9	3.7	7.0	5.3
Provision for income taxes	—	—	—	0.2	0.2	0.4	—	—	2.8	3.2	—	0.2	1.2	1.4	2.8	2.1

Earnings from continuing operations	$—	$—	$—	$0.4	$0.4	$0.5	$—	$—	$4.1	$4.6	$—	$0.2	$1.7	$2.3	$4.2	$3.2

Diluted earnings from continuing operations per share	$—	$—	$—	$—	$—	$—	$—	$—	$0.04	$0.05	$—	$—	$0.02	$0.02	$0.04	$0.03
Diluted weighted average shares outstanding (000s)	92,898	93,545	94,556	95,900	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648	105,736	107,327	105,099	110,315
EBITDAC
Earnings from continuing operations	$—	$—	$—	$0.4	$0.4	$0.5	$—	$—	$4.1	$4.6	$—	$0.2	$1.7	$2.3	$4.2	$3.2
Provision for income taxes	—	—	—	0.2	0.2	0.4	—	—	2.8	3.2	—	0.2	1.2	1.4	2.8	2.1
Depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

EBITDAC	$—	$—	$—	$0.6	$0.6	$0.9	$—	$—	$6.9	$7.8	$—	$0.4	$2.9	$3.7	$7.0	$5.3

(1)	To eliminate severance, GAB integration costs and other workforce charges.
(2)	To eliminate lease termination and abandonment charges and GAB integration costs.

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Risk Management - Adjustments

Arthur J. Gallagher & Co.

Non-GAAP Risk Management Statement of Earnings - As Adjusted

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

RISK MANAGEMENT SEGMENT	2008 Adjusted					2009 Adjusted					2010 Adjusted					2011 Adjusted
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Fees	$115.1	$114.1	$117.6	$114.3	$461.1	$111.8	$113.0	$113.1	$113.8	$451.7	$110.1	$110.9	$110.9	$128.2	$460.1	$129.9
Investment income	1.1	1.1	1.0	0.6	3.8	0.4	0.3	0.4	0.4	1.5	0.4	0.5	0.5	0.6	2.0	0.7

Revenues	116.2	115.2	118.6	114.9	464.9	112.2	113.3	113.5	114.2	453.2	110.5	111.4	111.4	128.8	462.1	130.6

Compensation	70.1	70.4	70.4	69.7	280.6	67.8	69.9	69.9	68.2	275.8	67.7	66.5	68.9	78.2	281.3	78.7
Operating	29.2	29.2	33.8	33.5	125.7	26.0	27.0	26.2	29.4	108.6	24.2	28.0	25.6	31.0	108.8	31.4
Depreciation	3.0	3.2	3.2	2.2	11.6	3.0	2.8	3.0	2.9	11.7	3.0	3.0	3.1	3.3	12.4	3.3
Amortization	0.1	0.2	0.1	0.1	0.5	0.2	0.2	0.1	0.2	0.7	0.2	0.1	0.1	0.6	1.0	0.6

Expenses	102.4	103.0	107.5	105.5	418.4	97.0	99.9	99.2	100.7	396.8	95.1	97.6	97.7	113.1	403.5	114.0

Earnings from continuing operations before income taxes	13.8	12.2	11.1	9.4	46.5	15.2	13.4	14.3	13.5	56.4	15.4	13.8	13.7	15.7	58.6	16.6
Provision for income taxes	5.3	4.8	4.1	3.7	17.9	6.0	5.5	5.6	4.0	21.1	6.2	5.5	5.6	5.8	23.1	6.5

Earnings from continuing operations	$8.5	$7.4	$7.0	$5.7	$28.6	$9.2	$7.9	$8.7	$9.5	$35.3	$9.2	$8.3	$8.1	$9.9	$35.5	$10.1

Diluted earnings from continuing operations per share	$0.09	$0.08	$0.07	$0.06	$0.30	$0.09	$0.08	$0.09	$0.09	$0.35	$0.09	$0.08	$0.08	$0.09	$0.34	$0.09
Change in diluted earnings from continuing ops per share	-10%	0%	-30%	-54%	-27%	0%	0%	29%	50%	17%	0%	0%	-11%	0%	-3%	0%
Change in revenues	9%	7%	8%	-3%	5%	-3%	-2%	-4%	-1%	-3%	-2%	-2%	-2%	13%	2%	18%
Organic change in commissions and fees	7%	5%	8%	2%	5%	1%	2%	-3%	-4%	-1%	-5%	-3%	-3%	0%	-3%	6%
Compensation expense ratio	60%	61%	59%	61%	60%	60%	62%	62%	60%	61%	61%	60%	62%	61%	61%	60%
Operating expense ratio	25%	25%	29%	29%	27%	23%	24%	23%	26%	24%	22%	25%	23%	24%	24%	24%
Effective tax rate	38%	39%	37%	39%	38%	39%	41%	39%	30%	37%	40%	40%	41%	37%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	93,545	94,556	95,900	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648	105,736	107,327	105,099	110,315
Headcount (000’s)	3,848	3,892	3,903	3,901		3,865	3,862	3,835	3,741		3,637	3,605	3,660	4,227		4,281
EBITDAC
Earnings from continuing operations	$8.5	$7.4	$7.0	$5.7	$28.6	$9.2	$7.9	$8.7	$9.5	$35.3	$9.2	$8.3	$8.1	$9.9	$35.5	$10.1
Provision for income taxes	5.3	4.8	4.1	3.7	17.9	6.0	5.5	5.6	4.0	21.1	6.2	5.5	5.6	5.8	23.1	6.5
Depreciation	3.0	3.2	3.2	2.2	11.6	3.0	2.8	3.0	2.9	11.7	3.0	3.0	3.1	3.3	12.4	3.3
Amortization	0.1	0.2	0.1	0.1	0.5	0.2	0.2	0.1	0.2	0.7	0.2	0.1	0.1	0.6	1.0	0.6

EBITDAC	$16.9	$15.6	$14.4	$11.7	$58.6	$18.4	$16.4	$17.4	$16.6	$68.8	$18.6	$16.9	$16.9	$19.6	$72.0	$20.5

EBITDAC margin (3)	15%	14%	12%	10%	13%	16%	14%	15%	15%	15%	17%	15%	15%	15%	16%	16%
EBITDAC growth (decline)	-14%	-7%	-22%	-47%	-23%	9%	5%	21%	42%	17%	1%	3%	-3%	18%	5%	10%

Note: This page is the result of subtracting the Adjustments on Page 7 from As Reported on Page 6.

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Risk Management - Adjusted

Arthur J. Gallagher & Co.

Non-GAAP Risk Management Segment Statement of Earnings - As Adjusted

Quarter over Quarter - 2008 to 2011

(Unaudited - in millions except share and per share data)

RISK MANAGEMENT SEGMENT	Q1 Adjusted				Q2 Adjusted			Q3 Adjusted			Q4 Adjusted			Full Year Adjusted
Statement of Earnings	2008	2009	2010	2011	2008	2009	2010	2008	2009	2010	2008	2009	2010	2008	2009	2010
Fees	$115.1	$111.8	$110.1	$129.9	$114.1	$113.0	$110.9	$117.6	$113.1	$110.9	$114.3	$113.8	$128.2	$461.1	$451.7	$460.1
Investment income	1.1	0.4	0.4	0.7	1.1	0.3	0.5	1.0	0.4	0.5	0.6	0.4	0.6	3.8	1.5	2.0

Revenues	116.2	112.2	110.5	130.6	115.2	113.3	111.4	118.6	113.5	111.4	114.9	114.2	128.8	464.9	453.2	462.1

Compensation	70.1	67.8	67.7	78.7	70.4	69.9	66.5	70.4	69.9	68.9	69.7	68.2	78.2	280.6	275.8	281.3
Operating	29.2	26.0	24.2	31.4	29.2	27.0	28.0	33.8	26.2	25.6	33.5	29.4	31.0	125.7	108.6	108.8
Depreciation	3.0	3.0	3.0	3.3	3.2	2.8	3.0	3.2	3.0	3.1	2.2	2.9	3.3	11.6	11.7	12.4
Amortization	0.1	0.2	0.2	0.6	0.2	0.2	0.1	0.1	0.1	0.1	0.1	0.2	0.6	0.5	0.7	1.0

Expenses	102.4	97.0	95.1	114.0	103.0	99.9	97.6	107.5	99.2	97.7	105.5	100.7	113.1	418.4	396.8	403.5

Earnings from continuing operations before income taxes	13.8	15.2	15.4	16.6	12.2	13.4	13.8	11.1	14.3	13.7	9.4	13.5	15.7	46.5	56.4	58.6
Provision for income taxes	5.3	6.0	6.2	6.5	4.8	5.5	5.5	4.1	5.6	5.6	3.7	4.0	5.8	17.9	21.1	23.1

Earnings from continuing operations	$8.5	$9.2	$9.2	$10.1	$7.4	$7.9	$8.3	$7.0	$8.7	$8.1	$5.7	$9.5	$9.9	$28.6	$35.3	$35.5

Diluted earnings from continuing operations per share	$0.09	$0.09	$0.09	$0.09	$0.08	$0.08	$0.08	$0.07	$0.09	$0.08	$0.06	$0.09	$0.09	$0.30	$0.35	$0.34
Change in diluted earnings from continuing ops per share	-10%	0%	0%	0%	0%	0%	0%	-30%	29%	-11%	-54%	50%	0%	-27%	17%	-3%
Change in revenues	9%	-3%	-2%	18%	7%	-2%	-2%	8%	-4%	-2%	-3%	-1%	13%	5%	-3%	2%
Organic change in commissions and fees	7%	1%	-5%	6%	5%	2%	-3%	8%	-3%	-3%	2%	-4%	0%	5%	-1%	-3%
Compensation expense ratio	60%	60%	61%	60%	61%	62%	60%	59%	62%	62%	61%	60%	61%	60%	61%	61%
Operating expense ratio	25%	23%	22%	24%	25%	24%	25%	29%	23%	23%	29%	26%	24%	27%	24%	24%
Effective tax rate	38%	39%	40%	39%	39%	41%	40%	37%	39%	41%	39%	30%	37%	38%	37%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	98,084	102,936	110,315	93,545	100,717	104,648	94,556	101,550	105,736	95,900	102,213	107,327	94,179	100,625	105,099
Headcount (000’s)	3,848	3,865	3,637	4,281	3,892	3,862	3,605	3,903	3,835	3,660	3,901	3,741	4,227	—	—	—

EBITDAC

Earnings from continuing operations	$8.5	$9.2	$9.2	$10.1	$7.4	$7.9	$8.3	$7.0	$8.7	$8.1	$5.7	$9.5	$9.9	$28.6	$35.3	$35.5
Provision for income taxes	5.3	6.0	6.2	6.5	4.8	5.5	5.5	4.1	5.6	5.6	3.7	4.0	5.8	17.9	21.1	23.1
Depreciation	3.0	3.0	3.0	3.3	3.2	2.8	3.0	3.2	3.0	3.1	2.2	2.9	3.3	11.6	11.7	12.4
Amortization	0.1	0.2	0.2	0.6	0.2	0.2	0.1	0.1	0.1	0.1	0.1	0.2	0.6	0.5	0.7	1.0

EBITDAC	$16.9	$18.4	$18.6	$20.5	$15.6	$16.4	$16.9	$14.4	$17.4	$16.9	$11.7	$16.6	$19.6	$58.6	$68.8	$72.0

EBITDAC margin (3)	15%	16%	17%	16%	14%	14%	15%	12%	15%	15%	10%	15%	15%	13%	15%	16%
EBITDAC growth (decline)	-14%	9%	1%	10%	7%	5%	3%	-22%	21%	-3%	-44%	42%	18%	-23%	17%	5%

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Risk Management - Adjusted - Quarter over Quarter

Arthur J. Gallagher & Co.

Combined Brokerage and Risk Management Segments Statement of Earnings - As Reported

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE AND RISK MANAGEMENT SEGMENTS COMBINED	2008 Reported					2009 Reported					2010 Reported					2011 Reported
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Commissions	$183.4	$232.6	$226.8	$211.4	$854.2	$198.0	$249.7	$237.0	$228.2	$912.9	$204.2	$257.0	$251.9	$244.2	$957.3	$225.7
Fees	165.5	177.6	183.6	184.6	711.3	166.6	186.9	188.9	191.4	733.8	165.0	179.4	185.7	204.9	735.0	189.0
Supplemental commissions	6.4	3.3	5.1	5.6	20.4	15.7	5.8	4.5	11.4	37.4	27.9	10.6	10.2	12.1	60.8	13.5
Contingent commissions	11.5	5.0	7.2	1.6	25.3	13.8	6.0	5.8	2.0	27.6	15.5	8.7	9.5	3.1	36.8	16.8
Investment income and realized book gains	7.4	8.9	10.3	14.9	41.5	7.6	5.0	3.1	2.0	17.7	2.3	2.7	5.4	2.4	12.8	3.0

Revenues	374.2	427.4	433.0	418.1	1,652.7	401.7	453.4	439.3	435.0	1,729.4	414.9	458.4	462.7	466.7	1,802.7	448.0

Compensation	237.2	246.2	250.0	254.6	988.0	250.4	269.4	260.2	281.0	1,061.0	259.2	273.4	277.5	295.0	1,105.1	292.7
Operating	87.9	85.2	94.3	106.3	373.7	77.7	78.1	80.7	91.4	327.9	77.5	85.2	82.0	88.0	332.7	89.7
Depreciation	6.9	7.9	7.9	7.1	29.8	7.7	7.5	7.7	7.6	30.5	7.6	7.9	8.2	8.2	31.9	8.0
Amortization	8.9	10.3	10.2	14.3	43.7	12.4	14.1	13.8	14.7	55.0	13.9	16.6	14.5	15.8	60.8	16.4
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.9	(0.9)	(3.9)	0.3	(2.6)	0.8

Expenses	340.9	349.6	362.4	382.3	1,435.2	348.2	370.5	363.6	396.2	1,478.5	360.1	382.2	378.3	407.3	1,527.9	407.6

Earnings from continuing operations before income taxes	33.3	77.8	70.6	35.8	217.5	53.5	82.9	75.7	38.8	250.9	54.8	76.2	84.4	59.4	274.8	40.4
Provision for income taxes	12.9	31.2	27.5	13.5	85.1	20.7	33.5	30.1	12.2	96.5	22.1	30.7	33.8	21.4	108.0	15.8

Earnings from continuing operations	$20.4	$46.6	$43.1	$22.3	$132.4	$32.8	$49.4	$45.6	$26.6	$154.4	$32.7	$45.5	$50.6	$38.0	$166.8	$24.6

Diluted earnings from continuing operations per share	$0.22	$0.50	$0.46	$0.23	$1.41	$0.34	$0.49	$0.45	$0.26	$1.53	$0.32	$0.43	$0.48	$0.35	$1.59	$0.22
Change in diluted earnings from continuing ops per share	10%	9%	2%	-49%	-10%	55%	-2%	-2%	13%	9%	-6%	-12%	7%	35%	4%	-31%
Change in revenues	10%	6%	8%	1%	6%	7%	6%	1%	4%	5%	3%	1%	5%	7%	4%	8%
Organic change in commissions and fees	3%	1%	2%	-3%	0%	-2%	-1%	5%	-2%	-2%	-5%	-3%	-1%	0%	-2%	2%
Compensation expense ratio	63%	58%	58%	61%	60%	62%	59%	59%	65%	61%	62%	60%	60%	63%	61%	65%
Operating expense ratio	23%	20%	22%	25%	23%	19%	17%	18%	21%	19%	19%	19%	18%	19%	18%	20%
Effective tax rate	39%	40%	39%	38%	39%	39%	40%	40%	31%	38%	40%	40%	40%	36%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	93,545	94,556	95,900	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648	105,736	107,327	105,099	110,315
Common shares issued for acquisitions and earnouts (000s)	280	203	1,061	1,279	2,823	3,650	833	463	632	5,578	521	1,011	679	1,937	4,148	902
Number of acquisitions closed	11	9	8	9	37	3	6	2	4	15	3	5	4	7	19	4
Annualized revenues acquired (in millions)	$31.0	$26.5	$41.5	$66.6	$165.6	$69.7	$11.1	$2.9	$14.8	$98.5	$5.6	$38.6	$12.5	$88.4	$145.1	$27.2
Headcount (000’s)	9,125	9,174	9,364	9,649		9,778	9,938	9,800	9,630		9,494	9,790	9,727	10,501		10,605

EBITDAC

Earnings from continuing operations	$20.4	$46.6	$43.1	$22.3	$132.4	$32.8	$49.4	$45.6	$26.6	$154.4	$32.7	$45.5	$50.6	$38.0	$166.8	$24.6
Provision for income taxes	12.9	31.2	27.5	13.5	85.1	20.7	33.5	30.1	12.2	96.5	22.1	30.7	33.8	21.4	108.0	15.8
Depreciation	6.9	7.9	7.9	7.1	29.8	7.7	7.5	7.7	7.6	30.5	7.6	7.9	8.2	8.2	31.9	8.0
Amortization	8.9	10.3	10.2	14.3	43.7	12.4	14.1	13.8	14.7	55.0	13.9	16.6	14.5	15.8	60.8	16.4
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.9	(0.9)	(3.9)	0.3	(2.6)	0.8

EBITDAC	$49.1	$96.0	$88.7	$57.2	$291.0	$73.6	$105.9	$98.4	$62.6	$340.5	$78.2	$99.8	$103.2	$83.7	$364.9	$65.6

EBITDAC margin (3)	13%	22%	20%	14%	18%	18%	23%	22%	14%	20%	19%	22%	22%	18%	20%	15%
EBITDAC growth (decline)	2%	8%	4%	-29%	-4%	50%	10%	11%	9%	17%	6%	-6%	5%	34%	7%	-16%

Combined - As Reported

Arthur J. Gallagher & Co.

Non-GAAP Adjustments to Combined Brokerage and Risk Management Segments Segment Statement of Earnings

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE AND RISK MANAGEMENT SEGMENTS COMBINED	2008 Adjustments					2009 Adjustments					2010 Adjustments					2011 Adjust- ments
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Commissions	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fees	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Supplemental commissions (1)	(1.6)	3.0	2.4	2.3	6.1	(8.2)	4.4	5.3	(0.1)	1.4	(14.7)	—	—	—	(14.7)	—
Contingent commissions	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Investment income and realized book gains (2)	(1.7)	(3.5)	(5.7)	(12.9)	(23.8)	(6.1)	(3.3)	(1.7)	(0.5)	(11.6)	(0.9)	(0.6)	(3.8)	(0.6)	(5.9)	(1.1)

Revenues	(3.3)	(0.5)	(3.3)	(10.6)	(17.7)	(14.3)	1.1	3.6	(0.6)	(10.2)	(15.6)	(0.6)	(3.8)	(0.6)	(20.6)	(1.1)

Compensation (3)	(0.1)	(0.9)	—	(2.9)	(3.9)	(0.4)	(0.6)	(0.8)	(10.2)	(12.0)	(0.4)	(3.4)	(4.8)	(4.4)	(13.0)	(5.5)
Operating (4)	—	—	(1.3)	(2.9)	(4.2)	(0.6)	(0.3)	(0.8)	(3.2)	(4.9)	(0.1)	(4.2)	0.7	(0.8)	(4.4)	(1.3)
Depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	(2.7)	(2.7)	—	—	—	—	—	—	(2.3)	—	—	(2.3)	—
Change in estimated acquisition earnout payables (5)	—	—	—	—	—	—	—	—	—	—	(0.5)	2.5	5.6	1.2	8.8	1.2

Expenses	(0.1)	(0.9)	(1.3)	(8.5)	(10.8)	(1.0)	(0.9)	(1.6)	(13.4)	(16.9)	(1.0)	(7.4)	1.5	(4.0)	(10.9)	(5.6)

Earnings from continuing operations before income taxes	(3.2)	0.4	(2.0)	(2.1)	(6.9)	(13.3)	2.0	5.2	12.8	6.7	(14.6)	6.8	(5.3)	3.4	(9.7)	4.5
Provision for income taxes	(1.2)	0.2	(0.8)	(0.8)	(2.6)	(5.1)	0.8	2.1	4.8	2.6	(5.9)	2.8	(2.1)	1.3	(3.9)	1.8

Earnings from continuing operations	$(2.0)	$0.2	$(1.2)	$(1.3)	$(4.3)	$(8.2)	$1.2	$3.1	$8.0	$4.1	$(8.7)	$4.0	$(3.2)	$2.1	$(5.8)	$2.7

Diluted earnings from continuing operations per share	$(0.02)	$—	$(0.01)	$(0.01)	$(0.04)	$(0.08)	$0.01	$0.03	$0.08	$0.04	$(0.08)	$0.04	$(0.03)	$0.02	$(0.06)	$0.01

EBITDAC

Earnings from continuing operations	$(2.0)	$0.2	$(1.2)	$(1.3)	$(4.3)	$(8.2)	$1.2	$3.1	$8.0	$4.1	$(8.7)	$4.0	$(3.2)	$2.1	$(5.8)	$2.7
Provision for income taxes	(1.2)	0.2	(0.8)	(0.8)	(2.6)	(5.1)	0.8	2.1	4.8	2.6	(5.9)	2.8	(2.1)	1.3	(3.9)	1.8
Depreciation	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Amortization	—	—	—	(2.7)	(2.7)	—	—	—	—	—	—	(2.3)	—	—	(2.3)	—
Change in estimated acquisition earnout payables	—	—	—	—	—	—	—	—	—	—	(0.5)	2.5	5.6	1.2	8.8	1.2

EBITDAC	$(3.2)	$0.4	$(2.0)	$(4.8)	$(9.6)	$(13.3)	$2.0	$5.2	$12.8	$6.7	$(15.1)	$7.0	$0.3	$4.6	$(3.2)	$5.7

(1)	As previously disclosed, many insurance carriers now provide sufficient information for Gallagher to recognize supplemental commission revenues on a quarterly basis for a majority of its 2011 and 2010 supplemental commission arrangements. However, in 2009 and prior years, most carriers only provided this information on an annual basis after the end of the contract period. Accordingly, the 2010 amounts reported in the table include both a full year of 2009 supplemental commission revenues and 2010 supplemental commission revenues that were recognized by Gallagher on a quarterly basis. This situation should not occur again in 2011 and later years as Gallagher anticipates that most of the carriers will continue to provide information on a quarterly basis sufficient to allow recognition of revenues in a similar manner in future quarters.
(2)	To remove realized gains from sales of books of business.
(3)	To eliminate severance charges, GAB integration costs and other workforce charges.
(4)	To eliminate lease termination, abandonment charges and GAB integration costs.
(5)	To remove adjustments to the estimated acquisition earnout payables.

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Combined Adjustments

Arthur J. Gallagher & Co.

Non-GAAP Combined Brokerage and Risk Management Segments Statement of Earnings - As Adjusted

Quarterly Trend - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE AND RISK MANAGEMENT SEGMENTS COMBINED	2008 Adjusted					2009 Adjusted					2010 Adjusted					2011 Adjusted
Statement of Earnings	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY	Q1
Commissions	$183.4	$232.6	$226.8	$211.4	$854.2	$198.0	$249.7	$237.0	$228.2	$912.9	$204.2	$257.0	$251.9	$244.2	$957.3	$225.7
Fees	165.5	177.6	183.6	184.6	711.3	166.6	186.9	188.9	191.4	733.8	165.0	179.4	185.7	204.9	735.0	189.0
Supplemental commissions	4.8	6.3	7.5	7.9	26.5	7.5	10.2	9.8	11.3	38.8	13.2	10.6	10.2	12.1	46.1	13.5
Contingent commissions	11.5	5.0	7.2	1.6	25.3	13.8	6.0	5.8	2.0	27.6	15.5	8.7	9.5	3.1	36.8	16.8
Investment income and realized book gains	5.7	5.4	4.6	2.0	17.7	1.5	1.7	1.4	1.5	6.1	1.4	2.1	1.6	1.8	6.9	1.9

Revenues	370.9	426.9	429.7	407.5	1,635.0	387.4	454.5	442.9	434.4	1,719.2	399.3	457.8	458.9	466.1	1,782.1	446.9

Compensation	237.1	245.3	250.0	251.7	984.1	250.0	268.8	259.4	270.8	1,049.0	258.8	270.0	272.7	290.6	1,092.1	287.2
Operating	87.9	85.2	93.0	103.4	369.5	77.1	77.8	79.9	88.2	323.0	77.4	81.0	82.7	87.2	328.3	88.4
Depreciation	6.9	7.9	7.9	7.1	29.8	7.7	7.5	7.7	7.6	30.5	7.6	7.9	8.2	8.2	31.9	8.0
Amortization	8.9	10.3	10.2	11.6	41.0	12.4	14.1	13.8	14.7	55.0	13.9	14.3	14.5	15.8	58.5	16.4
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.4	1.6	1.7	1.5	6.2	2.0

Expenses	340.8	348.7	361.1	373.8	1,424.4	347.2	369.6	362.0	382.8	1,461.6	359.1	374.8	379.8	403.3	1,517.0	402.0

Earnings from continuing operations before income taxes	30.1	78.2	68.6	33.7	210.6	40.2	84.9	80.9	51.6	257.6	40.2	83.0	79.1	62.8	265.1	44.9
Provision for income taxes	11.7	31.4	26.7	12.7	82.5	15.6	34.3	32.2	17.0	99.1	16.2	33.5	31.7	22.7	104.1	17.6

Earnings from continuing operations	$18.4	$46.8	$41.9	$21.0	$128.1	$24.6	$50.6	$48.7	$34.6	$158.5	$24.0	$49.5	$47.4	$40.1	$161.0	$27.3

Diluted earnings from continuing operations per share	$0.20	$0.50	$0.44	$0.22	$1.36	$0.25	$0.50	$0.48	$0.34	$1.58	$0.23	$0.47	$0.45	$0.37	$1.53	$0.25
Change in diluted earnings from continuing ops per share	0%	9%	-4%	-46%	-12%	25%	0%	9%	55%	16%	-8%	-6%	-6%	9%	-3%	9%
Change in revenues	9%	8%	10%	-2%	5%	4%	6%	3%	7%	5%	3%	1%	4%	7%	4%	12%
Organic change in commissions and fees	3%	1%	2%	-3%	0%	-2%	-1%	-5%	-2%	-2%	-5%	-3%	-1%	0%	-2%	2%
Compensation expense ratio	64%	57%	58%	62%	60%	65%	59%	59%	62%	61%	65%	59%	59%	62%	61%	64%
Operating expense ratio	24%	20%	22%	25%	23%	20%	17%	18%	20%	19%	19%	18%	18%	19%	18%	20%
Effective tax rate	39%	40%	39%	38%	39%	39%	40%	40%	33%	38%	40%	40%	40%	36%	39%	39%

Other Information
Diluted weighted average shares outstanding (000s)	92,898	93,545	94,556	95,900	94,179	98,084	100,717	101,550	102,213	100,625	102,936	104,648	105,736	107,327	105,099	110,315
Common shares issued for acquisitions and earnouts (000s)	280	203	1,061	1,279	2,823	3,650	833	463	632	5,578	521	1,011	679	1,937	4,148	902
Number of acquisitions closed	11	9	8	9	37	3	6	2	4	15	3	5	4	7	19	4
Annualized revenues acquired (in millions)	$31.0	$26.5	$41.5	$66.6	$165.6	$69.7	$11.1	$2.9	$14.8	$98.5	$5.6	$38.6	$12.5	$88.4	$145.1	$27.2
Headcount (000’s)	9,125	9,174	9,364	9,649		9,778	9,938	9,800	9,630		9,494	9,790	9,727	10,501		10,605

EBITDAC

Earnings from continuing operations	$18.4	$46.8	$41.9	$21.0	$128.1	$24.6	$50.6	$48.7	$34.6	$158.5	$24.0	$49.5	$47.4	$40.1	$161.0	$27.3
Provision for income taxes	11.7	31.4	26.7	12.7	82.5	15.6	34.3	32.2	17.0	99.1	16.2	33.5	31.7	22.7	104.1	17.6
Depreciation	6.9	7.9	7.9	7.1	29.8	7.7	7.5	7.7	7.6	30.5	7.6	7.9	8.2	8.2	31.9	8.0
Amortization	8.9	10.3	10.2	11.6	41.0	12.4	14.1	13.8	14.7	55.0	13.9	14.3	14.5	15.8	58.5	16.4
Change in estimated acquisition earnout payables	—	—	—	—	—	—	1.4	1.2	1.5	4.1	1.4	1.6	1.7	1.5	6.2	2.0

EBITDAC	$45.9	$96.4	$86.7	$52.4	$281.4	$60.3	$107.9	$103.6	$75.4	$347.2	$63.1	$106.8	$103.5	$88.3	$361.7	$71.3

EBITDAC margin (3)	12%	23%	20%	13%	17%	16%	24%	23%	17%	20%	16%	23%	23%	19%	20%	16%
EBITDAC growth (decline)	-2%	9%	-1%	-32%	-6%	31%	12%	19%	44%	23%	5%	-1%	0%	17%	4%	13%

Note: This page is the result of subtracting the Adjustments Page 11 from As Reported on Page 10.

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Combined Adjusted

Arthur J. Gallagher & Co.

Non-GAAP Combined Brokerage and Risk Management Segments Segment Statement of Earnings - As Adjusted

Quarter over Quarter - 2008 to 2011

(Unaudited - in millions except share and per share data)

BROKERAGE AND RISK MANAGEMENT SEGMENTS COMBINED	Q1 Adjusted				Q2 Adjusted			Q3 Adjusted			Q4 Adjusted			Full Year Adjusted
Statement of Earnings	2008	2009	2010	2011	2008	2009	2010	2008	2009	2010	2008	2009	2010	2008	2009	2010
Commissions	$183.4	$198.0	$204.2	$225.7	$232.6	$249.7	$257.0	$226.8	$237.0	$251.9	$211.4	$228.2	$244.2	$854.2	$912.9	$957.3
Fees	165.5	166.6	165.0	189.0	177.6	186.9	179.4	183.6	188.9	185.7	184.6	191.4	204.9	711.3	733.8	735.0
Supplemental commissions	4.8	7.5	13.2	13.5	6.3	10.2	10.6	7.5	9.8	10.2	7.9	11.3	12.1	26.5	38.8	46.1
Contingent commissions	11.5	13.8	15.5	16.8	5.0	6.0	8.7	7.2	5.8	9.5	1.6	2.0	3.1	25.3	27.6	36.8
Investment income	5.7	1.5	1.4	1.9	5.4	1.7	2.1	4.6	1.4	1.6	2.0	1.5	1.8	17.7	6.1	6.9

Revenues	370.9	387.4	399.3	446.9	426.9	454.5	457.8	429.7	442.9	458.9	407.5	434.4	466.1	1,635.0	1,719.2	1,782.1

Compensation	237.1	250.0	258.8	287.2	245.3	268.8	270.0	250.0	259.4	272.7	251.7	270.8	290.6	984.1	1,049.0	1,092.1
Operating	87.9	77.1	77.4	88.4	85.2	77.8	81.0	93.0	79.9	82.7	103.4	88.2	87.2	369.5	323.0	328.3
Depreciation	6.9	7.7	7.6	8.0	7.9	7.5	7.9	7.9	7.7	8.2	7.1	7.6	8.2	29.8	30.5	31.9
Amortization	8.9	12.4	13.9	16.4	10.3	14.1	14.3	10.2	13.8	14.5	11.6	14.7	15.8	41.0	55.0	58.5
Change in estimated acquisition earnout payables	—	—	1.4	2.0	—	1.4	1.6	—	1.2	1.7	—	1.5	1.5	—	4.1	6.2

Expenses	340.8	347.2	359.1	402.0	348.7	369.6	374.8	361.1	362.0	379.8	373.8	382.8	403.3	1,424.4	1,461.6	1,517.0

Earnings from continuing operations before income taxes	30.1	40.2	40.2	44.9	78.2	84.9	83.0	68.6	80.9	79.1	33.7	51.6	62.8	210.6	257.6	265.1
Provision for income taxes	11.7	15.6	16.2	17.6	31.4	34.3	33.5	26.7	32.2	31.7	12.7	17.0	22.7	82.5	99.1	104.1

Earnings from continuing operations	$18.4	$24.6	$24.0	$27.3	$46.8	$50.6	$49.5	$41.9	$48.7	$47.4	$21.0	$34.6	$40.1	$128.1	$158.5	$161.0

Diluted earnings from continuing operations per share	$0.20	$0.25	$0.23	$0.25	$0.50	$0.50	$0.47	$0.44	$0.48	$0.45	$0.22	$0.34	$0.37	$1.36	$1.58	$1.53
Change in diluted earnings from continuing ops per share	0%	25%	-8%	9%	9%	0%	-6%	-4%	9%	-6%	-46%	55%	9%	-12%	16%	-3%
Change in revenues	9%	4%	3%	12%	8%	6%	1%	10%	3%	4%	-2%	7%	7%	5%	5%	4%
Organic change in commissions and fees	3%	-2%	-5%	2%	1%	-1%	-3%	2%	-5%	-1%	-3%	-2%	0%	0%	-2%	-2%
Compensation expense ratio	64%	65%	65%	64%	57%	59%	59%	58%	59%	59%	62%	62%	62%	60%	61%	61%
Operating expense ratio	24%	20%	19%	20%	20%	17%	18%	22%	18%	18%	25%	20%	19%	23%	19%	18%
Effective tax rate	39%	39%	40%	39%	40%	40%	40%	39%	40%	40%	38%	33%	36%	39%	38%	39%
Other Information
Diluted weighted average shares outstanding (000s)	92,898	98,084	102,936	110,315	93,545	100,717	104,648	94,556	101,550	105,736	95,900	102,213	107,327	94,179	100,625	105,099
Headcount (000’s)	9,125	9,778	9,494	10,605	9,174	9,938	9,790	9,364	9,800	9,727	9,649	9,630	10,501	—	—	—

EBITDAC

Earnings from continuing operations	$18.4	$24.6	$24.0	$27.3	$46.8	$50.6	$49.5	$41.9	$48.7	$47.4	$21.0	$34.6	$40.1	$128.1	$158.5	$161.0
Provision for income taxes	11.7	15.6	16.2	17.6	31.4	34.3	33.5	26.7	32.2	31.7	12.7	17.0	22.7	82.5	99.1	104.1
Depreciation	6.9	7.7	7.6	8.0	7.9	7.5	7.9	7.9	7.7	8.2	7.1	7.6	8.2	29.8	30.5	31.9
Amortization	8.9	12.4	13.9	16.4	10.3	14.1	14.3	10.2	13.8	14.5	11.6	14.7	15.8	41.0	55.0	58.5
Change in estimated acquisition earnout payables	—	—	1.4	2.0	—	1.4	1.6	—	1.2	1.7	—	1.5	1.5	—	4.1	6.2

EBITDAC	$45.9	$60.3	$63.1	$71.3	$96.4	$107.9	$106.8	$86.7	$103.6	$103.5	$52.4	$75.4	$88.3	$281.4	$347.2	$361.7

EBITDAC margin	12%	16%	16%	16%	23%	24%	23%	20%	23%	23%	13%	17%	19%	17%	20%	20%
EBITDAC growth (decline)	-2%	31%	5%	13%	9%	12%	-1%	-1%	19%	0%	-32%	44%	17%	-6%	23%	4%

See information regarding Non-GAAP Financial Measures on Page 1 of these exhibits.

Combined Adjusted - Quarter over Quarter

Arthur J. Gallagher & Co.

Corporate Segment - Summary of Operating Results

Quarterly Trend - 2009 to 2011

(Unaudited - in millions except per share data)

	2009 Reported			2010 Reported			2011 Reported
	Pretax Earnings (Loss)	Taxes Benefit (Expense)	Net Earnings (Loss)	Pretax Earnings (Loss)	Taxes Benefit (Expense)	Net Earnings (Loss)	Pretax Earnings (Loss)	Taxes Benefit (Expense)	Net Earnings (Loss)
1st Quarter
Interest and banking costs	$(7.3)	$2.9	$(4.4)	$(8.8)	$3.5	$(5.3)	$(10.3)	$4.1	$(6.2)
Clean-energy related	(0.5)	0.2	(0.3)	(0.4)	4.0	3.6	(2.6)	2.2	(0.4)
Acquisition costs	(0.5)	0.2	(0.3)	(1.5)	0.6	(0.9)	(1.7)	0.5	(1.2)
Corporate	(1.3)	2.0	0.7	(1.2)	0.3	(0.9)	(2.3)	0.7	(1.6)
Legacy investments	(0.4)	0.2	(0.2)	—	—	—	—	—	—

Total	$(10.0)	$5.5	$(4.5)	$(11.9)	$8.4	$(3.5)	$(16.9)	$7.5	$(9.4)

Diluted earnings (loss) per share			$(0.05)			$(0.04)			$(0.08)

2nd Quarter
Interest and banking costs	$(7.0)	$2.8	$(4.2)	$(8.9)	$3.6	$(5.3)
Clean-energy related	(0.9)	0.4	(0.5)	(1.8)	4.7	2.9
Acquisition costs	—	—	—	(0.6)	0.2	(0.4)
Corporate	(1.4)	(0.2)	(1.6)	(1.3)	0.3	(1.0)
Legacy investments	0.5	0.2	0.7	0.3	(0.1)	0.2

Total	$(8.8)	$3.2	$(5.6)	$(12.3)	$8.7	$(3.6)

Diluted earnings (loss) per share			$(0.05)			$(0.04)

3rd Quarter
Interest and banking costs	$(7.4)	$3.0	$(4.4)	$(9.3)	$3.7	$(5.6)
Clean-energy related	(3.6)	1.4	(2.2)	(2.4)	5.1	2.7
Acquisition costs	—	—	—	(0.6)	0.2	(0.4)
Corporate	(2.1)	1.3	(0.8)	(1.2)	0.4	(0.8)
Legacy investments	0.5	2.9	3.4	(0.5)	0.2	(0.3)

Total	$(12.6)	$8.6	$(4.0)	$(14.0)	$9.6	$(4.4)

Diluted earnings (loss) per share			$(0.04)			$(0.04)

4th Quarter
Interest and banking costs	$(7.8)	$3.1	$(4.7)	$(9.4)	$3.8	$(5.6)
Clean-energy related	(3.3)	1.5	(1.8)	(2.3)	0.6	(1.7)
Acquisition costs	—	—	—	(0.2)	—	(0.2)
State sales tax matter	3.6	(1.4)	2.2	—	—	—
Corporate	(0.9)	(2.0)	(2.9)	(5.5)	1.7	(3.8)
Legacy investments	—	—	—	(16.2)	35.5	19.3

Total	$(8.4)	$1.2	$(7.2)	$(33.6)	$41.6	$8.0

Diluted earnings (loss) per share			$(0.07)			$0.08

YTD
Interest and banking costs	$(29.5)	$11.8	$(17.7)	$(36.4)	$14.6	$(21.8)	$(10.3)	$4.1	$(6.2)
Clean-energy related	(8.3)	3.5	(4.8)	(6.9)	14.4	7.5	(2.6)	2.2	(0.4)
Acquisition costs	(0.5)	0.2	(0.3)	(2.9)	1.0	(1.9)	(1.7)	0.5	(1.2)
State sales tax matter	3.6	(1.4)	2.2	—	—	—	—	—	—
Corporate	(5.7)	1.1	(4.6)	(9.2)	2.7	(6.5)	(2.3)	0.7	(1.6)
Legacy investments	0.6	3.3	3.9	(16.4)	35.6	19.2	—	—	—

Total	$(39.8)	$18.5	$(21.3)	$(71.8)	$68.3	$(3.5)	$(16.9)	$7.5	$(9.4)

Diluted earnings (loss) per share			$(0.21)			$(0.03)			$(0.08)

Corporate - As Reported